UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2003

ENCORE MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26538	65-0572565
(Commission File Number)	(IRS Employer Identification No.)

9800 Metric Blvd., Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 832-9500

(Registrant’s telephone number, including area code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5 – Other Events and Required FD Disclosure.

On October 6, 2003, Encore Medical Corporation (the “Company”) issued two (2) press releases, entitled “Encore Medical Corporation Establishes a New Credit Facility” and “Encore Medical Receives FDA Approval for a New Spinal Implant Offering.” Copies of the Company’s press releases are attached hereto as Exhibits 99.1 and 99.2, and are hereby incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE MEDICAL CORPORATION

Date: October 7, 2003	By:	/s/ Harry L. Zimmermann
Harry L. Zimmermann
Executive Vice President and
General Counsel

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Exhibit Index

Exhibit No.	Description of Exhibits

99.1	Press Release, dated October 6, 2003, entitled “Encore Medical Corporation Establishes a New Credit Facility”

99.2	Press Release, dated October 6, 2003, entitled “Encore Medical Receives FDA Approval for a New Spinal Implant Offering”

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